UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Colombia Goldfields Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COLOMBIA GOLDFIELDS LTD.
#208-8 KING STREET EAST
TORONTO, ONTARIO M5C 1B5

June 20, 2008

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Colombia Goldfields Ltd., which will be held at the offices of Shearman & Sterling LLP, Commerce Court West, Suite 4405, 199 Bay Street, Toronto, Ontario, Canada M5L 1E8, on July 22, 2008, at 10:00 am Eastern Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have the opportunity to do so.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Colombia Goldfields Ltd.

Sincerely,

/s/ J. Randall Martin
J. Randall Martin Chief Executive Officer, Vice Chairman and Director

COLOMBIA GOLDFIELDS LTD.
#208-8 KING STREET EAST
TORONTO, ONTARIO M5C 1B5

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 20, 2008

To the Shareholders of Colombia Goldfields Ltd.:

The annual meeting of shareholders of Colombia Goldfields Ltd. will be held at the offices of Shearman & Sterling LLP, Commerce Court West, Suite 4405, 199 Bay Street, Toronto, Ontario, Canada M5L 1E8, on July 22, 2008, at 10:00 am Eastern Daylight Time, for the following purposes:

1.

To elect seven directors to serve until the next annual meeting of the shareholders and until a successor has been duly elected and qualified;

2.

To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2008;

3.

To approve the Company’s 2008 Stock Incentive Plan;

4.

To approve the issuance of additional securities of the Company in certain circumstances in connection with the Company’s private placement of special warrants, as more particularly described in the attached proxy statement; and

5.

To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on June 10, 2008 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice. All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ J. Randall Martin
J. Randall Martin Chief Executive Officer, Vice Chairman and Director

JUNE 20, 2008

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE COLOMBIA GOLDFIELDS LTD. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

COLOMBIA GOLDFIELDS LTD.

Annual Meeting of Shareholders
July 22, 2008

PROXY

#208-8 KING STREET EAST
TORONTO, ONTARIO M5C 1B5

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be Held July 22, 2008

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY COLOMBIA GOLDFIELDS LTD. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Colombia Goldfields Ltd. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at the offices of Shearman & Sterling LLP, Commerce Court West, Suite 4405, 199 Bay Street, Toronto, Ontario, Canada M5L 1E8, for the following purposes:

1.

To elect seven directors to serve until the next annual meeting of the shareholders and until a successor has been duly elected and qualified;

2.

To approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2008;

3.

To approve the Company’s 2008 Stock Incentive Plan;

4.

To approve the issuance of additional securities of the Company in certain circumstances in connection with the Company’s private placement of special warrants, as more particularly described herein; and

5.

To transact any other business that may properly come before the meeting or any adjournment of the meeting.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about June 20, 2008.

RECORD DATE

The Board of Directors of Colombia Goldfields Ltd. has fixed the close of business on June 10, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Colombia Goldfields Ltd. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $12,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company’s proxies and related materials may be directed in writing to James Kopperson, Chief Financial Officer, # 208-8 King Street East, Toronto, Ontario, Canada M5C 1B5.

QUORUM

The presence, in person or by proxy duly authorized, of one-third (1/3) of the shares entitled to vote will constitute a quorum of that voting group for action on that matter. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees for director shall be elected by a plurality of the votes cast by the shares entitled to vote in the election, either present in person or represented by proxy, at a meeting at which a quorum is present. Shareholders entitled to vote at any election of directors are not entitled to cumulative votes. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of PricewaterhouseCoopers LLP as auditors for the Company and approval to adopt the Company’s 2008 Stock Incentive Plan will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. On June 3, 2008, there were an aggregate of 92,932,486 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company’s release of its proxy statement to shareholders.

SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Our Board of Directors has not formally adopted a process to provide shareholders with direct communication with the Board of Directors.  Our Board believes that a formal process for such communication is not necessary at this time given the size of the Company. Shareholders wishing to contact our Board of Directors should do so in writing to the attention of Jonathan Berg, #208-8 King Street East, Toronto, Ontario, Canada M5C 1B5, addressed to the Board or any member or members of the Board.  We encourage the members of our Board of Directors to respond to any shareholder communication they may receive.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder’s right to attend the annual meeting and to vote in person. Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of seven persons to the Board of Directors (the “Board”). The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company. If any such nominee cannot be a candidate for election at the annual meeting, then it is management’s intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
Jonathan Berg	64
J. Randall Martin	51
Thomas McGrail	57
David Bikerman	48
Terry Lyons	58
James Verraster	52
Edward Flood	62

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Jonathan Berg. On March 14, 2007, our Board of Directors appointed Mr. Berg to serve as a member of the Board, and on December 20, 2007, he was appointed the Non-Executive Chairman of the Board. Mr. Berg has more than 30 years' experience in finance and investments.  He was formerly President, CIO, and founder of Berg Capital Corporation, a registered investment advisor, based in NYC.  Currently, he is VP Finance of a small bio-pharmaceutical start-up, where he oversees the various non-medical business activities of the company.  He has been involved with the start-up of several companies, acting as a consultant on finance and corporate structure; he has assisted in the funding of early stage companies in the fields of energy, technology, healthcare, and consumer electronics.  Prior to Berg Capital, Mr. Berg held positions as VP/ Portfolio Manager with Oppenheimer Capital Corporation, and Standard & Poor's InterCapital.  He holds a B.S. from the University of California, Berkeley, and an MBA from the Wharton School of Finance at the University of Pennsylvania.

J. Randall Martin. On March 1, 2006, our Board of Directors appointed Mr. Martin to act as our Chief Executive Officer and as a member of our board of directors. On October 15, 2007, Mr. Martin was also appointed Vice Chairman of the Company. Mr. Martin served as Chairman and CEO of RNC Gold Inc. (“RNC Gold”) from May 13, 2005 to February 28, 2006, and served as CEO from December 2003 to May 13, 2005. Following its inception as a private company in 2000, he proceeded to list RNC Gold on the Toronto Stock Exchange in December of 2003. At the end of February 2006, RNC Gold completed a successful amalgamation with Yamana Resources, a Toronto-based intermediate gold producer. RNC Gold operated three gold mines located in Nicaragua and Honduras with combined annual gold production capacity of over 150,000 ounces. RNC Gold also completed a feasibility study on a gold project in Panama and conducted extensive exploration programs in Mexico, Honduras, and Nicaragua. Mr. Martin previously worked with AMAX Inc. (a worldwide base metals mining company), DRX, Inc. (a junior exploration company), Martin Marrietta, Behre Dolbear (an international mining consulting company) and Greenstone Resources Limited (a Central American gold producer) . He has a B.Sc. in mining engineering from the Krumb School of Mines at Columbia University where he completed graduate work in mining and mineral economics. Mr. Martin is Chairman and a principal of RNC (Management) Limited, a privately-held mine management and investment company.

Thomas McGrail. On June 14, 2005, our Board of Directors appointed Mr. McGrail to serve as a member of the Board. Mr. McGrail has an extensive background in mining development and operation. Mr. McGrail served as construction manager for Minero Cerro Quema, where his responsibilities included obtaining all appropriate government approvals prior to commencing mining operations and participating in the feasibility study.  Mr. McGrail has also acted as a consultant to Minerales de Copan for a project located in Honduras. From April 2001 to July 2002, Mr. McGrail served as general manager for Desarrollo Minera de Nicaragua, S.A. and also acted as the interim general manager for this company on a mining project from August 2004 to October 2004. Mr. McGrail served as president and general manager of HEMCO de Nicaragua, S.A. from June 1999 to April 2001.

David Bikerman. On July 31, 2006, Mr. Bikerman was elected to serve as a member of our Board. Mr. Bikerman has been in the mining field for over twenty years and is experienced in all aspects of mining enterprises from exploration through operations. He is the founder of Bikerman Engineering & Technology Associates, Inc. where he offers expert services to the mining industry in financial modeling, exploration and geologic model preparation, geo-statistical and reserve analyses, environmental plans, project feasibility, and project design and management.

Mr. Bikerman was previously President, China Operations and advisor to the Board for East Delta Resources Corp. and is President and CEO of Sino Silver Corp. Mr. Bikerman served as the Manager of Mining for RNC Resources Ltd. until it was sold in 2006. He was Vice President and Chief Engineer for Greenstone Resources Ltd. from 1993 to 1996 and was responsible for technical analysis, project design, and engineering for a Central American gold project. He was Vice President and Manager of Mining of Minas Santa Rosa, S.A. (Panama) and was a member of the Board of Minera Nicaraguense, S. A. (Nicaragua). He worked for five years as an Associate at Behre Dolbear & Co., an international minerals industry consultant based in New York, N.Y.

Mr. Bikerman holds three degrees in mining engineering. In 1981, he earned his Bachelor of Science in Mining Engineering from the University of Pittsburgh. In 1985, he earned his Master of Science in mining engineering from the Henry Krumb School of Mines at Columbia University in New York. In 1995, he earned his Engineer of Mines, also from the Henry Krumb School of Mines at Columbia University.

Terry Lyons. On March 14, 2007, our Board of Directors appointed Mr. Lyons to serve as a member of the Board. Mr. Lyons is the non-executive Chairman of Northgate Minerals Corporation and a director and officer of several public corporations including Canaccord Capital Inc. (Chairman, Audit Committee), Diamonds North Resources Ltd. (Audit Committee), Skye Resources Inc. (Audit Committee), TTM Resources Inc. (Chairman, Audit Committee), Polaris Minerals Corporation (Audit Committee), Farallon Resources Ltd., Sprott Resource Corp. (Audit Committee), as well as several private corporations, including B.C. Pavilion Corporation.  He is a past director of Battle Mountain Gold Company, former Chairman of Westmin Resources Limited and is the past Chairman of the Mining Association of British Columbia. After completing a Bachelor of Science in Civil Engineering, Mr. Lyons attended the University of Western Ontario, graduating with an MBA in 1974.

James Verraster. On March 14, 2007, our Board of Directors appointed Mr. Verraster to serve as a member of the Board. Mr. Verraster is one of the founders and the CEO of Auramet Trading LLC, a global physical precious metals trading, merchant banking and advisory firm. Mr. Verraster has been successful in the Metals Trading and Finance Industry for 30 years. He was a significant contributor to the growth and development of the Rhode Island Hospital Trust National Bank precious metals lease portfolio to industrial end users which, in the mid-1980's, became the largest of any financial institution in the US. In 1996, Standard Bank hired Mr. Verraster to create and head up a comprehensive precious metals financing and physical precious metals trading business. He successfully attracted talented and experienced individuals who assisted in making Standard one of the leading banks dealing in precious metals. Mr. Verraster holds a B.Sc and is an MBA candidate in Accounting and Finance at Bryant College, Providence, Rhode Island.

Edward Flood. On March 14, 2007, our Board of Directors appointed Mr. Flood to serve as a member of the Board. Mr. Flood has recently accepted the position of Managing Director, Investment Banking, Haywood Securities, UK, Limited. He was the founding President and has been a member of the board of directors of Ivanhoe Mines Ltd. since the company was formed in 1994. His 35-plus years of experience in the international mining field has helped guide Ivanhoe's growth and the establishment of the company as a significant presence in Asia's mineral exploration and mining sectors. Before joining Ivanhoe, Mr. Flood was a principal at Robertson Stephens & Co., an investment bank in San Francisco, USA. He was a member of Robertson Stephens' investment team for the Contrarian Fund, a public mutual fund concentrated on natural resources development projects around the world. Mr. Flood also serves as a director of SouthGobi Energy, Alexco Resource Corp. and Diamond Fields International Ltd.  He holds a bachelor's degree and a master's degree in Geology.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the seven nominees. Each nominee has consented to being named in this proxy statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board. The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
J. Randall Martin	51	Chief Executive Officer and Vice Chairman
Thomas Lough	57	President
James Kopperson	41	Chief Financial Officer
Dr. Stewart Redwood	47	Vice President of Exploration

Set forth below is a brief description of the background and business experience of Mr. Lough, Mr. Kopperson and Dr. Redwood. Information describing the background and experience of Mr. Martin is set forth above.

Thomas Lough. On October 15, 2007, Mr. Lough was appointed as our President.  Mr. Lough has extensive experience managing mines in South and Central America. He has served as President and Director of Investcol Limited since March 2006. Mr. Lough has served as a director of RNC Gold and its predecessor companies. He was appointed President of RNC Gold on May 13, 2005 and served in such capacity until its acquisition by Yamana Gold Inc. on February 28, 2006. From March 2001 to May 12, 2005, Mr. Lough was a director and Vice-President, Finance of RNC Gold and its predecessor companies. Mr. Lough is a principal of RNC (Management) Limited, a privately-held mine management and investment company.

James Kopperson. On December 1, 2006, the Board of Directors appointed Mr. Kopperson to act as our Chief Financial Officer. Mr. Kopperson is a Chartered Accountant and holds a Masters Degree in Accounting from the University of Waterloo. From 1994 to 1997, Mr. Kopperson served in the Office of the Chief Accountant at the Ontario Securities Commission. From 1997 to 1999, he was Senior Manager at KPMG, LLP, an international accounting and consulting firm. From 1999 to 2002 he was an Audit and Securities Reviewing Partner with KPMG, LLP. From 2002 to 2005, he was Chief Financial Officer of RDM Corporation, a publicly traded transaction processing and manufacturing company. In 2006, Mr. Kopperson served as interim Chief Financial Officer for Photowatt Technologies, an alternative energy company.

Dr. Stewart Redwood. On December 1, 2006, our Board of Directors appointed Dr. Redwood to act as Vice President of Exploration. Dr. Redwood has accumulated 25 years of mineral exploration experience. He has a degree in geology from Glasgow University and obtained his Ph.D from Aberdeen University for his work on the gold and silver deposits of Bolivia. From 1987 to 1989 he was a Higher Scientific Officer with the British Geological Survey in Scotland. From 1989 to 1994 he was Director of Exploration for Mintec S.A., a Bolivian consulting firm. From 1994 to 1999, Dr. Redwood joined Inmet Mining Corporation as Senior Geologist in South and Central America. In 2000, he worked as Chief Geologist for AngloGold South America Ltd. on the company's gold exploration in South America. From 2000 to 2004, Dr. Redwood co-founded and served as the COO and director of Exploration & Discovery Latin America (Panama) Inc. to carry out gold exploration in the Dominican Republic, Central America and Peru. From 2002 to 2005, he was the Chief Geologist of Minmet plc, a company conducting exploration and mining in Brazil, Sweden and Spain. From 2004 to 2005, he was President, CEO and director of GoldQuest Mining Corp., a company involved in gold exploration in the Dominican Republic. From 2005 until joining our company, Dr. Redwood provided geological consulting to various firms.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our former or current executive officers for the fiscal years ended 2007 and 2006.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
J. Randall Martin CEO and Vice Chairman	2007 2006	150,000 90,000	- -	- -	338,296 619,905	- -	- -	- -	488,296 709,905
Thomas W. Lough(1) President	2007 2006	110,000 101,400	- -	- -	169,148 255,380	- -	- -	- -	279,148 356,780
Stewart Redwood (2) VP of Exploration	2007	147,375	-	915,000	112,765	-	-	-	1,175,140
	2006	61,875	-	-	145,438	-	-	-	207,313
James Kopperson (3) CFO	2007 2006	204,000 49,214	- -	- -	169,148 421,837	- -	- -	- -	373,148 471,051

(1)

Mr. Lough was appointed President on November 15, 2007.  Prior to his appointment, Mr. Lough was retained as a consultant to provide management advisory services.  The information provided in the summary compensation tables includes all compensation paid to Mr. Lough for the full fiscal year of the reported periods.

(2)

Dr. Redwood was appointed Vice President of Exploration on December 1, 2006. Prior to his appointment as Vice President of Exploration, Dr. Redwood was retained as a consultant to prepare geological reports. The information provided in the summary compensation table includes all compensation paid to Dr. Redwood for the full fiscal year of the reported periods. On March 22, 2007, we issued 500,000 restricted shares of the Company’s common stock to Dr. Redwood pursuant to Dr. Redwood’s October 1, 2006 consulting agreement. The aggregate value of this issuance was $915,000 based on the Company’s closing share price on the OTC: BB at the agreement date.

(3)

James Kopperson was appointed Chief Financial Officer on December 1, 2006. Prior to his appointment as Chief Financial Officer, Mr. Kopperson rendered services to us as a consultant. The information provided in the summary compensation table includes all compensation paid to Mr. Kopperson and entities for which Mr. Kopperson is a principal for the full fiscal year of the reported  periods.

Narrative Disclosure Related to the Summary Compensation Table

We compensate our executive employees by the payment of salaries and stock-based compensation.  Where executives have served in a consulting capacity prior to their appointment as executive employees, any cash or stock based compensation received for serviced rendered has also been included in the Summary Compensation Table.

(i)  Executive Agreements

We have a two year employment contract with Mr. J. Randall Martin, our Chief Executive Officer and Vice Chairman, through September 30, 2009. Under the contract, Mr. Martin is entitled to receive monthly compensation of $20,000 and is eligible to participate in our share compensation arrangements. In addition, Mr. Martin is entitled to reimbursement of all reasonable out-of-pocket expenses incurred in the performance of his duties. If Mr. Martin’s contract is terminated without cause, he is entitled to receive a lump sum equal to 12 months monthly compensation and accelerated vesting of his options. Under the contract, Mr. Martin has disclaimed any rights to all intellectual property created by him or jointly with others while with us. In addition, following termination of the contract, Mr. Martin will be subject to a one year non-competition covenant.

We have a two year employment contract with Mr. James Kopperson, our Chief Financial Officer, through September 30, 2009. Under the contract, Mr. Kopperson is entitled to receive monthly compensation of CDN $17,500, and is eligible to participate in our share compensation arrangements. In addition, Mr. Kopperson is entitled to reimbursement of all reasonable out-of-pocket expenses incurred in the performance of his duties. If Mr. Kopperson’s contract is terminated without cause, he is entitled to receive a lump sum equal to 12 months monthly compensation and accelerated vesting of his options. Under the contract, Mr. Kopperson has disclaimed any rights to all intellectual property created by him or jointly with others while with us. In addition, following termination of the contract, Mr. Kopperson will be subject to a one year non-competition covenant.

We have a two year consulting contract with Dr. Stewart Redwood, our VP of Exploration, through September 30, 2008. Under the contract, Dr. Redwood is entitled to receive compensation at the rate of $1,000 per day and is eligible to participate in our share compensation arrangements. In addition, Dr. Redwood is entitled to reimbursement of all reasonable out-of-pocket expenses incurred in the performance of his duties. We also granted Dr. Redwood 500,000 restricted shares in fiscal 2007 pursuant to his consulting agreement with us. Should Dr. Redwood’s contract with us be terminated with cause or by his resignation before the period of two years has elapsed, he is required to return pro rata a portion of the shares based on the time remaining on the contract.

We have a two year contract with Mr. Thomas Lough, our President, through October 15, 2009, Mr. Lough is also the past-President and director of Investcol Limited. We previously purchased our 100% interest in RNC from Investcol. Under the contract, Mr. Lough is entitled to receive monthly compensation of CDN $15,000. In addition Mr. Lough is entitled to reimbursements of all reasonable out-of-pocket expenses incurred in the performance of his duties. If Mr. Lough’s contact is terminated without cause, he is entitled to recover a lump sum equal to 12 months monthly compensation and accelerated vesting of his options. Under the contract, Mr. Lough has disclaimed any rights to all intellectual property created by him or jointly with others while with us. In addition, following termination of the contract, Mr. Lough will be subject to a one year non-competition covenant.

(ii)  Stock Option Grants and Direct Share Awards

We grant stock options to our executive officers based on their level of experience and contributions to the company.

All options granted to our executive officers have the following attributes: i) two year vesting period, 25% every six months from the date of grant ii) ten year life. The aggregate fair value of these options was computed in accordance with FAS 123R and is reported in the summary compensation table above in the column titled “Option Awards.” Further information regarding our Equity Compensation Plans and Awards, including valuation assumptions used in the preparation of these tables, is included in our December 31, 2007 audited financial statements.

Fiscal 2007 Grants

  On March 22, 2007, we issued 500,000 shares of our common stock to Stewart Redwood as a stock award.  In the event that Dr. Redwood is terminated for cause, or should he submit his resignation prior to October 1, 2008, Dr. Redwood is obligated to return a pro-rata portion of the 500,000 shares issued.

  On November 8, 2007, we granted J. Randall Martin options to purchase 300,000 shares of our common stock at the exercise price of $1.40 per share with an expiration date of November 8, 2017.

  On November 8, 2007, we granted Thomas Lough options to purchase 150,000 shares of our common stock at the exercise price of $1.40 per share with an expiration date of November 8, 2017.

  On November 8, 2007, we granted James Kopperson options to purchase 150,000 shares of our common stock at the exercise price of $1.40 per share with an expiration date of November 8, 2017.

  On November 8, 2007, we granted Stewart Redwood options to purchase 100,000 shares of our common stock at the exercise price of $1.40 per share with an expiration date of November 8, 2017.

Fiscal 2006 Grants

  On January 6, 2006, we granted Daniel Hunter options to purchase 450,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. At the time of Mr. Hunter’s resignation on December 31, 2006, 337,500 options were forfeited and the remaining 112,500 options were forfeited in 2007.

  On January 6, 2006, we granted Kenneth Phillippe options to purchase 150,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. 50,000 of these options were exercised on May 3, 2007 and the remaining 100,000 options were forfeited in 2007.

  On March 17, 2006, we granted J. Randall Martin options to purchase 500,000 shares of our common stock at the exercise price of $1.65 per share with an expiration date of March 17, 2016.

  On March 24, 2006, we granted Stewart Redwood options to purchase 100,000 shares of our common stock at the exercise price of $1.90 per share with an expiration date of March 24, 2016.

  On September 22, 2006, we granted James Kopperson options to purchase 100,000 shares of our common stock at the exercise price of $1.20 per share with an expiration date of September 22, 2016. On November 24, 2006, we granted Mr. Kopperson options to purchase 300,000 shares of our common stock at the exercise price of $1.15 per share with an expiration date of November 24, 2016.

At no time during the last two fiscal years were any outstanding options repriced or otherwise modified. There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2007.  As at December 31, 2007, the closing price of the Company’s common shares on the OTC: BB was $1.03.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
J. Randall Martin	375,000 —	125,000(1) 300,000(2)	—	1.65 1.40	03/17/2016 11/08/2017	—	—	—	—
Thomas Lough	100,000 —	100,000(8) 150,000(9)	— —	1.35 1.40	07/31/2016 11/08/2017	— —	— —	— —	— —
Stewart Redwood	75,000 —	25,000 (6) 100,000(7)	— —	1.90 1.40	03/24/2016 11/08/2017	187,500(10) —	$193,125(10) —	— —	— —
James Kopperson	50,000 150,000	50,000 (3) 150,000 (4) 150,000 (5)	— — —	1.20 1.15 1.40	09/22/2016 11/24/2016 11/08/2017	— — —	— — —	— — —	— — —
(1)	125,000 vest and are exercisable on March 17, 2008.
(2)	75,000 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009 and November 8, 2009.
(3)	25,000 vest and are exercisable on each of March 22, 2008 and September 22, 2008.
(4)	75,000 vest and are exercisable on each of May 24, 2008 and November 24, 2008.
(5)	37,500 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009 and November 8, 2009.
(6)	25,000 vest and are exercisable on March 24, 2008.
(7)	25,000 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009, and November 8, 2009.
(8)	50,000 vest and are exercisable on each of January 31, 2008 and July 31, 2008.
(9)	37,500 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009 and November 8, 2009.
(10)

On March 22, 2007 500,000 of shares of common stock were issued to Dr. Redwood as a direct stock award.  In the event Dr. Redwood is terminated for cause or should he submit his resignation prior to October 1, 2008, Dr. Redwood is obligated to return a pro-rata portion of the 500,000 shares issued.

Compensation of Directors

The table below summarizes all compensation of our directors as of December 31, 2007 and 2006.

DIRECTOR COMPENSATION
Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jonathan Berg	2007 2006	6,500 -	12,100 -	465,627 -	- -	- -	15,000 -	499,227 -
J. Randall Martin	2007 2006	- -	-	338,296 619,905	- -	- -	150,000 90,000	488,296 709,905
Terry Lyons	2007 2006	5,000 -	12,100 -	465,627 -	- -	- -	- -	482,727 -
James Verraster	2007 2006	5,000 -	12,100 -	465,627 -	- -	- -	- -	482,727 -
Edward Flood	2007 2006	2,500 -	12,100 -	465,627 -	- -	- -	- -	482,227 -
Thomas McGrail	2007 2006	2,000 -	12,100 -	267,137 218,936	- -	- -	74,375 81,200	355,612 300,136
David Bikerman	2007 2006	2,500 -	12,100 -	267,137 255,380	- -	- -	- -	281,737 255,380
Robert E. Van Tassell (1)	2007 2006	- -	-	- 218,936	- -	- -	- -	- 218,936
Harry Hopmeyer (2)	2007 2006	- -	-	- 547,340	- -	- -	- 57,500	- 604,840
Hernando Molina Velez (3)	2007 2006	- -	-	- 218,936	- -	- -	- 47,606	- 266,542
Daniel Hunter (4)	2007 2006	- -	-	- 492,606	- -	- -	- 90,870	- 583,476

(1)	On March 15, 2007, Mr. Van Tassell resigned as a member of our Board of Directors. All of Mr. Van Tassell’s options have expired.
(2)	On November 14, 2006, Mr. Hopmeyer passed away. 125,000 vested options were exercised on November 14, 2007 and 375,000 unvested options have expired.
(3)	On August 31, 2006, Hernando Molina Velez resigned as a member of our Board of Directors. All of Mr. Molina’s 200,000 vested options have expired.
(4)	On December 1, 2006, Mr. Hunter resigned as our Chief Operating Officer, and on December 31, 2006, Mr. Hunter resigned from our Board of Directors. All of Mr. Hunter’s 450,000 options have expired.

Narrative Disclosure Related to the Director Compensation Table

Commencing in June 2007, each member of the board of directors was entitled to receive $500 per meeting for attending board meetings, whether in-person or telephonically. We did not pay any cash compensation to our directors during the fiscal year ended December 31, 2006.

On March 19, 2008, the Board adopted the recommendations of the Compensation and Nominating Committee regarding the compensation of directors of the Company for fiscal 2008.  During fiscal 2008, outside directors of the Company will be paid an annual cash retainer of $15,000 (with the exception of the Chairman of the Board) and will be paid $1,000 for each board or committee meeting attended.  In addition, each committee chair will be paid an annual cash retainer of $5,000, and the Chairman of the Board will be paid a monthly fee of $5,000 plus a onetime grant of 50,000 options.

(i)  Consulting Fees

The amounts disclosed as “All Other Compensation” in the Director Compensation table above relate to consulting fees or salary earned by directors for services performed during the fiscal years ended December 31, 2007 and 2006.

On August 1, 2006, we entered into a Consulting Services Agreement (the “Agreement”) with Harry Hopmeyer, then Chairman of our Board of Directors. The Agreement was effective for a period of two (2) years commencing May 1, 2006.  Under the terms of the Agreement, Mr. Hopmeyer received monthly compensation of $5,000 plus applicable Canadian Good and Services Tax commencing May 1, 2006 totaling $57,500 in consulting fees for the fiscal year ended December 31, 2006, which is recorded in the director compensation table above in “All Other Compensation.” The Consulting Services Agreement with Mr. Hopmeyer was terminated on November 14, 2006 following his passing.

During the fiscal year ended December 31, 2006, we retained Thomas McGrail to provide consulting services to us on an as-needed basis at the rate of $600 per day. During the fiscal year ended December 31, 2006, we paid Mr. McGrail a total of $81,200 in consulting fees.  On October 3, 2007 our agreement with Mr. McGrail was amended to a rate of $625 per day.  Consulting fees paid to Mr. McGrail are included in the column titled “All Other Compensation” in the director compensation table above.

During the fiscal year ended December 31, 2006, we retained Hernando Molina Velez to provide legal services to us relating to the local legal issues in Colombia. We paid Mr. Velez an average monthly fee of approximately $4,000 for the fiscal year ended December 31, 2006. During the fiscal year ended December 31, 2006, we paid Mr. Velez a total of $47,606 in legal fees which is included in the column titled “All Other Compensation” in the director compensation table above.  Mr. Molina Velez ceased to be a director on August 31, 2006.

During the fiscal year ended December 31, 2007, we retained Jackson Strategic Inc. to provide financial advising services to us.  The agreement is effective October 1, 2007 for a term of one year and provides for a monthly fee of $5,000.  Our Chairman, Jonathan Berg, is a shareholder and principal of Jackson Strategic Inc. and, as a result, all amounts paid are included in the column titles “All other Compensation,” for Mr. Berg in the director compensation table above.

(ii)  Stock Awards

No stock awards were issued to members of our board of directors during the fiscal year ended December 31, 2006.  On May 6, 2007 each non-executive director was granted 10,000 shares in consideration for services rendered as a member of the board for fiscal 2007.  The fair value of these awards, based on the Black-Scholes option pricing model at the grant date, has been included in the column entitled “All Other Compensation” in the director compensation table above.

(iii)  Stock Option Grants

Non-management directors of the Company have historically been granted between 450,000 and 500,000 options each pursuant to their appointment as directors.

All options granted to our directors have the following attributes: i) two year vesting period, 25% every six months from the date of grant, and ii) ten year life. The aggregate fair value of these options was computed in accordance with FAS 123R and is reported in the director compensation table above in the column titled “Option Awards.” Further information regarding our Equity Compensation Plans and Awards, including valuation assumptions used in the preparation of these tables, is included in note 5 to our December 31, 2007 audited consolidated financial statements.

During the fiscal year ended 2007, we granted our directors stock options as follows:

  On March 14, 2007, we granted Jonathan Berg options to purchase 300,000 shares of our common stock at an exercise price of $1.18 with an expiration date of March 14, 2017.  75,000 vest and are exercisable on each of September 14, 2007, March 14, 2008, September 14, 2008, and March 14, 2009.

  On March 14, 2007, we granted Edward Flood options to purchase 300,000 shares of our common stock at an exercise price of $1.18 with an expiration date of March 14, 2017.  75,000 vest and are exercisable on each of September 14, 2007, March 14, 2008, September 14, 2008, and March 14, 2009.

  On March 14, 2007, we granted Terry Lyons options to purchase 300,000 shares of our common stock at an exercise price of $1.18 with an expiration date of March 14, 2017.  75,000 vest and are exercisable on each of September 14, 2007, March 14, 2008, September 14, 2008, and March 14, 2009.

  On March 14, 2007, we granted James Verraster options to purchase 300,000 shares of our common stock at an exercise price of $1.18 with an expiration date of March 14, 2017.  75,000 vest and are exercisable on each of September 14, 2007, March 14, 2008, September 14, 2008, and March 14, 2009.

  On March 16, 2007, we granted David Bikerman options to purchase 100,000 shares of our common stock at an exercise price of $1.17 with an expiration date of March 16, 2017.  25,000 vest and are exercisable on each of September 16, 2007, March 16, 2007, September 16 2008, and March 16, 2009.

  On March 16, 2007, we granted Thomas McGrail options to purchase 100,000 shares of our common stock at an exercise price of $1.17 with an expiration date of March 16, 2017.  25,000 vest and are exercisable on each of September 16, 2007, March 16, 2008, September 16, 2008 and March 16, 2009.

  On November 8, 2007, we granted Edward Flood options to purchase 150,000 shares of our common stock at an exercise price of $1.40 with an expiration date of November 8, 2017.  37,500 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009, and November 8, 2009.

  On November 8, 2007, we granted Jonathan Berg options to purchase 150,000 shares of our common stock at an exercise price of $1.40 with an expiration date of November 8, 2017.  37,500 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009, and November 8, 2009.

  On November 8, 2007, we granted James Verraster options to purchase 150,000 shares of our common stock at an exercise price of $1.40 with an expiration date of November 8, 2017.  37,500 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009, and November 8, 2009.

  On November 8, 2007, we granted Thomas McGrail options to purchase 150,000 shares of our common stock at an exercise price of $1.40 with an expiration date of November 8, 2017.  37,500 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009, and November 8, 2009.

  On November 8, 2007, we granted David Bikerman options to purchase 150,000 shares of our common stock at an exercise price of $1.40 with an expiration date of November 8, 2017.  37,500 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009, and November 8, 2009.

  On November 8, 2007, we granted Terry Lyons options to purchase 150,000 shares of our common stock at an exercise price of $1.40 with an expiration date of November 8, 2017.  37,500 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009, and November 8, 2009.

  On November 8, 2007, we granted J. Randall Martin options to purchase 300,000 shares of our common stock at an exercise price of $1.40 with an expiration date of November 8, 2017.  75,000 vest and are exercisable on each of May 8, 2008, November 8, 2008, May 8, 2009, and November 8, 2009.

During the fiscal year ended 2006, we granted our directors stock options as follows:

  On January 6, 2006, we granted Daniel Hunter options to purchase 450,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. In connection with Mr. Hunter’s resignation all options have expired

  On January 6, 2006, we granted Harry Hopmeyer options to purchase 500,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. In connection with Mr. Hopmeyer’s passing, 125,000 options were exercised and 375,000 options expired.

  On January 6, 2006, we granted Thomas McGrail options to purchase 200,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. 50,000 options vest and are exercisable on each of July 6, 2006, January 6, 2007, July 6, 2007 and January 6, 2008.

  On January 6, 2006, we granted Hernando Molina Velez options to purchase 200,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. In connection with Mr. Molina Velez’s resignation, all options have expired.

  On January 6, 2006, we granted Robert E. Van Tassell options to purchase 200,000 shares of our common stock at the exercise price of $0.75 per share with an expiration date of January 6, 2016. In connection with Mr. Van Tassell’s resignation, all options have expired.

  On March 17, 2006, we granted J. Randall Martin options to purchase 500,000 shares of our common stock at the exercise price of $1.65 per share with an expiration date of March 17, 2016. 125,000 options vest and are exercisable on each of September 17, 2006, March 17, 2007, September 17, 2007 and March 17, 2008.

  On July 31, 2006, we granted David Bikerman options to purchase 200,000 shares of our common stock at the exercise price of $1.35 per share with an expiration date of July 31, 2016. 50,000 of these stock options become vested and are exercisable on each of January 31, 2007, July 31, 2007, January 31, 2008, and July 31, 2008.

SIGNIFICANT EMPLOYEES

We have no significant employees other than our officers and directors.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of our knowledge, during the past five years, none of the following occurred with any director, person nominated to become a director, executive officer, or control person of our company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons, has any material interest, direct or indirect, in any transaction since the beginning of our last fiscal year on January 1, 2007 or in any presently proposed transaction which, in either case, has or will materially affect us.

The Company acquired certain interests in the Caramanta and Marmato properties from Investcol Limited through the Company's acquisition of the final 10% of the issued and outstanding stock of RNC (Colombia) Limited in exchange for a cash payment of $300,000 and the issuance of 3,000,000 common shares of the Company to Investcol. In addition, the Company paid $135,000 during fiscal 2007 to Investcol for the lease of office space and the provision of administrative services. Thomas W. Lough, our President, and J. Randall Martin, our Chief Executive Officer and Vice Chairman, are both officers and directors of Investcol. Mr. Lough is also a shareholder of Investcol. Ian Park, the President of Caldas (our Colombian subsidiary), is also a shareholder of Investcol.

On February 27, 2007, we entered into a $3,700,000 promissory note with J. Randall Martin, Thomas W. Lough and RNC (Management) Limited (a company controlled by Mr. Martin and Mr. Lough) for the purpose of providing us with short-term financing to sustain our operations and to continue our acquisition of property interests in the Zona Alta portion of the Marmato project in Colombia. Mr. Martin provided $2,000,000 of the total financing, Mr. Lough provided $1,000,000 of the total financing, and RNC (Management) Limited provided the remaining $700,000. The loan, collateralized by the Company's investment in RNC, was due and payable upon closing a planned equity financing, but in no case later than April 15, 2007. Upon repayment, a $185,000 loan origination fee was payable to the note holders. The note bore interest at 10% per annum, with monthly interest payments commencing February 28, 2007. In connection with the Company's March 21, 2007 private placement, a total of $3,931,000 (representing the principal amount of the promissory note of $3,700,000, the loan origination fee of $185,000, and accrued interest of $46,000) was paid to the holders in full satisfaction of all amounts owing.

On June 6, 2007, we entered into an additional promissory note in the amount of $3,500,000 with J. Randall Martin, Thomas W. Lough and RNC (Management) Limited for the purpose of providing us with short-term financing to sustain our operations and to continue our acquisition of property interests in the Zona Alta portion of the Marmato project in Colombia. Mr. Martin provided $2,000,000 of the total financing, Mr. Lough provided $1,000,000 of the total financing, and RNC (Management) Limited provided the remaining $500,000. The loan, collaterized by the Company's investment in RNC, was due and payable upon the closing of a planned equity financing, but in no case later than August 15, 2007. Upon repayment, a $52,000 fee was payable to the note holders. The note bore interest at 10% per annum, with monthly interest payments commencing June 30, 2007. In connection with the Company's August 14, 2007 private placement, a total of $3,634,000 (representing the principal amount of the promissory note of $3,500,000, the loan origination fee of $52,000, and accrued interest of $82,000) was paid to the holders in full satisfaction of all amounts owing.

On November 12, 2007, the Company entered into a $2,500,000 promissory note between J. Randall Martin, Thomas W. Lough and RNC (Management) Limited. The loan, collateralized by the Company's investment in RNC, was due and payable upon closing an equity financing, but in no case later than December 31, 2007. Upon repayment, a $37,000 fee was payable to the note holders. The note bore interest at 10% per annum with monthly interest payments commencing November 30, 2007.  In connection with the Company's December 28, 2007 private placement, a total of $2,559,000 (representing the principal amount of the promissory notes of $2,500,000, the loan origination fee of $37,000 and accrued interest of $22,000) was paid to the holders in full satisfaction of all amounts owing.

On February 8, 2008, we borrowed $2,500,000 from Global Resource Fund pursuant to a promissory note. Auramet Trading, LLC (“Auramet”) is a $750,000 participant in the loan and one of our directors, James Verraster, serves as Chief Executive Officer of Auramet. The promissory note provides for a $2,500,000 secured loan maturing on July 31, 2008. The borrowing under the promissory note is secured by a guaranty by the Company's subsidiaries. The guaranty is, in turn, secured by first priority pledges of the shares of such subsidiaries held directly and indirectly by the Company. The promissory note bears interest at a rate of 12.5% per annum, and interest payments are due monthly on the last day of the month, commencing on February 29, 2008. Proceeds from the borrowing were used in connection with the Company's successful bid to acquire all of the issued and outstanding shares of Mineros Nacionales S.A., as described in Item 6 of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. In connection with this loan, the Company issued 350,000 common share purchase warrants to the lender and paid an up-front fee to the lender equal to 3.0% of the borrowing under the promissory note. Each warrant entitles the holder thereof to purchase one common share at an exercise price of CDN$1.10 for a period of 24 months from the date of closing. If the warrants are not exercised by the expiration date, the lender may require the Company to repurchase the warrants for $50,000.

One of our directors, Edward Flood, serves as Managing Director, Investment Banking with Haywood Securities, UK, Limited. The Company pays fees to Haywood from time to time for services rendered as agent in connection with financings undertaken by the Company.

DIRECTOR INDEPENDENCE

Each of Thomas McGrail, James Verraster, Jonathan Berg, David Bikerman and Terry Lyons are independent directors as such term is defined in the listing standards applicable to companies listed on the American Stock Exchange. In addition, one of the members of our Audit and Governance Committee, Terry Lyons, is independent, and two members, Jonathan Berg and James Verraster, are non-independent, as independence is defined in connection with audit committee membership in the listing standards applicable to companies listed on the American Stock Exchange.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge, based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2007, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2007:

Name	Principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form (1)
J. Randall Martin	Chief Executive Officer, Vice Chairman and Director	2	2	0
James Kopperson	Chief Financial Officer	1	1	0
Thomas W. Lough	President	3	9	0
Dr. Stewart Redwood	Vice President of Exploration	3	3	0
Thomas McGrail	Director	3	3	0
David Bikerman	Director	3	4	0
Investcol Ltd.	10% Owner	2	3	0
Jonathan Berg	Chairman and Director	3	3	0
Terry Lyons	Director	3	3	0
Edward Flood	Director	3	3	0
James Verraster	Director	3	3	0
Ian Park	10% Owner	3	9	0

(1)

Management has not been informed of any failures by the persons listed to file a required form.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2007, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of our common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 86,590,075 shares of common stock issued and outstanding on February 29, 2008. Except as otherwise indicated, the address of each person named in this table is c/o Colombia Goldfields Ltd., #208-8 King Street East, Toronto, Ontario, Canada M5C 1B5.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership (2)	Percent of class*
Executive Officers & Directors:

Common	J. Randall Martin (3)	1,000,000 shares	1.2%
Common	Stewart Redwood	500,000 shares	0.6%
Common	Thomas Lough (3)	500,000 shares	0.6%
Common	Thomas McGrail	210,000 shares	0.2%
Common	David Bikerman	10,000 shares	0%
Common	Terry Lyons	10,000 shares	0%
Common	James Verraster	10,000 shares	0%
Common	Edward Flood	10,000 shares	0%
Common	Jonathan Berg	10,000 shares	0%
Common	James Kopperson	0 shares	0%

Total of All Directors and Executive Officers:		2,260,000 shares	2.6%

More Than 5% Beneficial Owners:

Common	Investcol Limited (3)	16,150,000 shares	18.7%

(1)

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date.

(2)

For information on the options to purchase common stock granted to the persons listed above, please see the Executive Compensation section of this proxy statement.

(3)

Mr. Martin and Mr. Lough are both officers and directors of Investcol Limited. In addition, Mr. Lough and Mr. Ian Park, the President of Caldas (our Colombian subsidiary), are shareholders of Investcol Limited. Pursuant to Rule 13d-4 of the Securities Exchange Act of 1934, Mr. Martin, Mr. Lough and Mr. Park disclaim beneficial ownership over the shares held by Investcol Limited. The shares held by Investcol Limited have not been included in the calculation of beneficial ownership above for Mr. Martin or Mr. Lough.

COMMITTEES

The Board currently has three committees: an Audit and Governance Committee, a Compensation and Nominating Committee, and an Environmental, Health and Safety Committee. Our common stock is quoted on The Toronto Stock Exchange (the “TSX”) under the symbol “GOL” and on the OTC Bulletin Board (“OTCBB”) under the symbol “CGDF.” The table below provides current membership for each of the Board committees. During 2007, the Audit and Governance Committee met three times, the Compensation and Nominating Committee met twice, and the Environmental, Health and Safety Committee held no meetings.

Name	Audit & Governance	Compensation & Nominating	Environmental Health & Safety
Jonathan Berg	X	X
J. Randall Martin			X
Thomas McGrail			X
David Bikerman			X
Terry Lyons	X	X
James Verraster	X
Edward Flood		X

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal or other advisors or consultants as it deems appropriate to carry out its responsibilities.

AUDIT AND GOVERNANCE COMMITTEE

The members of the Audit and Governance Committee are James Verraster, Jonathan Berg, and Terry Lyons. Mr. Lyons is independent and Mr. Berg and Mr. Verraster are non-independent as independence is defined in connection with audit committee membership in the listing standards applicable to companies listed on the American Stock Exchange. The Board of Directors determined that Mr. Berg is non-independent because during fiscal 2007, the Company retained Jackson Strategic Inc., a company of which Mr. Berg is a shareholder and principal, to provide financial advising services to the Company. The Company's agreement with Jackson Strategic Inc. is effective October 1, 2007 for a term of one year and provides for a monthly fee of $5,000.  In addition, the Board of Directors determined that Mr. Verraster is non-independent because he serves as Chief Executive Officer of Auromet Trading, LLC, and Auromet was a $750,000 participant in the loan made to the Company on February 8, 2008 as described under Certain Relationships and Related Transactions herein.

The Audit and Governance Committee assists the Board with the oversight of the integrity of our financial statements and internal controls, compliance with legal and regulatory requirements, the review and approval of transactions with related persons, the independent auditor's qualifications and independence and the performance of our internal audit function. The Audit and Governance Committee Charter describes the specific responsibilities and functions of the Audit and Governance Committee and is available on the Company’s website.

The role of the Audit and Governance Committee is to assist the Board of Directors in fulfilling its responsibility to oversee our financial reporting process. Management has primary responsibility for our consolidated financial statements and reporting process, including our systems of internal controls. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our consolidated financial statements with accounting principles generally accepted in the United States. In connection with this Annual Report, our Audit and Governance Committee:

  Met with our independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for their respective audits and the results of their examinations;

  Reviewed and discussed with management the audited financial statements included in our Annual Report;

  Discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as modified and supplemented; and

  Received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as modified and supplemented, and discussed with them matters relating to their independence.

Based on the review and discussions referred to above, the Audit and Governance Committee recommended to the Board of Directors, and the Board of Directors so resolved, that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the SEC.

Audit and Governance Committee Financial Expert

Our Board of Directors determined that it has at least one audit committee financial expert serving on the Audit and Governance Committee.  The Chair of the Company's Audit and Governance Committee, Mr. Terry Lyons, has been determined to be such an audit committee financial expert and is independent as that term is defined by the listing standards applicable to companies listed on the American Stock Exchange.  The SEC has indicated that the designation of Mr. Lyons as an audit committee financial expert does not make Mr. Lyons an “expert” for any purpose, impose any duties, obligations or liability on Mr. Lyons that are greater than those imposed on members of the Audit and Governance Committee and Board of Directors who do not carry this designation or affect the duties, obligations or liability of any other members of the Audit and Governance Committee or Board of Directors.

COMPENSATION AND NOMINATING COMMITTEE

The Compensation and Nominating Committee is comprised of directors who are independent of our management and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. The Compensation and Nominating Committee Charter describes the specific responsibilities and functions of the Compensation and Nominating Committee and is available on the Company’s website.

Committee Responsibilities Relating to Compensation

The primary responsibilities of the Compensation and Nominating Committee with respect to its compensation function are to: (a) assist the Board in establishing the annual goals and objectives of the Chief Executive Officer; (b) recommend to the independent members of the Board the compensation of the Chief Executive Officer; (c) oversee the performance evaluation of the Company’s other executive officers and approve their compensation; (d) oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs; and (e) oversee the Company’s administration of its equity-based compensation and other benefit plans.

The Compensation and Nominating Committee periodically reviews the compensation paid to non-employee directors, and makes recommendations to the Board for any adjustments.

Committee Responsibilities Relating to the Nomination Process

The Compensation and Nominating Committee periodically reviews director performance and makes recommendations to the Board for future nominations. When evaluating director nominees, the Compensation and Nominating Committee considers the following factors:

  The appropriate size of the Company’s Board of Directors;

  The needs of the Company with respect to the particular talents and experience of its directors;

  The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

  Experience in political affairs;

  Experience with accounting rules and practices; and

  The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. Towards that end, the Compensation and Nominating Committee will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Compensation and Nominating Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. In addition, the Compensation and Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Compensation and Nominating Committee decides not to re-nominate a member for re-election, the Compensation and Nominating Committee then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Compensation and Nominating Committee may also engage in research to identify qualified individuals. To date, the Compensation and Nominating Committee has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Compensation and Nominating Committee reserves the right in the future to retain a third party search firm, if necessary.

The Compensation and Nominating Committee does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company’s best interests.

ENVIRONMENTAL, HEALTH AND SAFETY COMMITTEE

The primary responsibilities of the Environmental, Health and Safety Committee are to: (a) establish and oversee the Company’s Environmental, Health and Safety Policy, and if appropriate, recommend changes to the Board; (b) ensure that the Company and its affiliates are following the Company’s Environmental, Health and Safety Policy; (c) review the Company’s reports and those of its affiliates on matters related to the environment, health and safety; (d) if necessary, institute special investigations, and if appropriate, hire special counsel or experts to assist; and (e) review and reassess the adequacy of the Environmental, Health and Safety Committee Charter annually and recommend changes to the Board for approval. The Charter describes the specific responsibilities and functions of the Committee.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2007, the Board met 10 times, however, business matters were also approved by 13 consent resolutions, which in each case were signed by each of the members of the Board then serving.

We encourage our Directors to make a reasonable effort to attend the Annual Meeting, but we recognize that scheduling constraints or other issues often prevent Directors from attending such meetings.  One director attended our annual meeting in 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2: SELECTION OF AUDITORS

The Board of Directors selected Pricewaterhouse Coopers LLP as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2008. The Board is asking the shareholders to confirm this appointment.

Representatives of Pricewaterhouse Coopers LLP are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB, the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2006, and various consents related to registration statement filings during fiscal 2007 were $249,604 and $191,000, respectively.

AUDIT-RELATED FEES

Our auditor billed $0 for the fiscal years ended December 31, 2007 and $25,000 for the fiscal year ended December 31, 2006 in fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2007 and 2006.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2007 and 2006 were $10,000 and $0 respectively.

AUDIT AND GOVERNANCE COMMITTEE PRE-APPROVAL POLICIES

The Audit and Governance Committee reviews and approves audit and permissible non-audit services performed by our independent auditors, as well as the fees charged for such services. In its review of any non-audit service fees and the appointment of its independent auditors, the Audit and Governance Committee considers whether the provision of such services is compatible with maintaining the auditors' independence. All of the services provided and fees charged by the Company's independent auditors in fiscal 2007 were pre-approved by the Audit and Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3: APPROVAL OF 2008 STOCK INCENTIVE PLAN

PROPOSED ADOPTION OF PLAN

Subject to stockholder approval, the Board adopted the Colombia Goldfields Ltd. 2008 Stock Incentive Plan (the “2008 Plan”).  The purposes of the 2008 Plan are to provide an incentive for key employees to remain with the Company, to provide an opportunity for them to acquire a proprietary interest in the Company so that they will devote their best efforts for the benefit of the Company, to aid the Company in attracting able persons to enter their employ, and to supplant the 2006 Stock Incentive Plan.

A complete copy of the 2008 Plan is attached as Annex A to this Proxy Statement.

SUMMARY OF THE 2008 PLAN

This section summarizes the 2008 Plan and is qualified in its entirety by the full text of the 2008 Plan.

Administration.  The 2008 Plan shall be administered by the Board or any of its committees (the “Administrator”).  In accordance with the provisions of the 2008 Plan, the Administrator will have the authority to establish rules and guidelines consistent with the terms of the 2008 Plan; to select the recipients of awards; to determine the number of shares to be covered by an award; to determine the fair market value of awards; to reduce the exercise price of an award to its then current fair market value; to specify the circumstances under which all or a portion of any securities may be required to be forfeited; to allow the receipt of an award to be deferred; to specify the lapse of any such restrictions; and to modify or amend the terms of any outstanding award.

Shares Available.  Under the 2008 Plan, the Board shall reserve an amount of shares equal to ten percent (10%) of the outstanding common stock of the Company, of which 9,200,000 shall be subject to incentive stock option treatment, less the number of shares of common stock that remain available for issuance under the Colombia Goldfields, Ltd. Amended 2006 Stock Incentive Plan as of the date the 2008 Plan was adopted by the Board.

Eligibility.  Employees, directors and consultants of the Company are eligible to be granted awards under the 2008 Plan.

Types of Awards.  The Board has the authority to determine whether to grant incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares or other stock based awards.  Incentive stock options are options qualifying for favorable U.S. tax treatment to the employee who was granted such an option.

Option Exercise Price.  The Board shall establish the option exercise price per share at the time any option is granted, and such option exercise price per share shall not be less than 100% of the fair market value per share on the day such option is granted.

Antidilution Adjustments.  The number of shares subject to an award, and the exercise price if applicable, shall be adjusted to reflect any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of benefits under the 2008 Plan.

Change in Control.  Unless otherwise provided in an award agreement, upon the occurrence of a change in control of the Company, each outstanding award under the 2008 Plan shall become fully vested and exercisable, provided the holder of the award remains an employee, director or consultant of the Company as of that date.

Amendment, Suspension, Termination.  The Board shall have the right to amend, suspend, or terminate the 2008 Plan at any time, provided that no amendment shall be made without stockholder approval that: (i) increases the total number of shares subject to awards under the 2008 Plan, (ii) reduces the exercise price of an award held by a director, officer or ten percent stockholder, or (iii) extends the term of the 2008 Plan or of any award granted under the 2008 Plan.

Term of the 2008 Plan.  No award shall be granted under the 2008 Plan after ten years from the date the 2008 Plan is adopted by the Board.

Our Board recommends a vote FOR the approval of the Colombia Goldfields 2008 Stock Incentive Plan.

PROPOSAL NO. 4: APPROVAL OF ISSUANCE OF ADDITIONAL SECURITIES IN CONNECTION WITH SPECIAL WARRANT FINANCING

The Company announced on June 4, 2008 that it plans to raise up to US$9.8 million by way of private placement of special warrants (“Special Warrants”) of the Company (the “Offering”).

Up to 11,529,412 Special Warrants are proposed to be offered at an offering price of US$0.85 per Special Warrant. Each Special Warrant shall be automatically exercised for no additional consideration to acquire one unit (each, a “Unit”) of the Company at 5:00 pm (Toronto time) on the earlier of (a) the third business day after the date that a receipt is issued by the securities regulatory authorities in a jurisdiction of Canada for the final prospectus qualifying the distribution of the Units to be issued upon the exercise of the Special Warrants and (b) the date that is four months and one day following the closing date of the Offering. Each Unit shall consist of one share of common stock, par value US$0.00001 (a “Common Share”) in the capital of the Company and one common share purchase warrant (a “Warrant”). Each Warrant will entitle the holder thereof to purchase one Common Share at an exercise price of US$1.50 and shall be exercisable for a period of 60 months following completion of the Offering.

For services rendered, the Company has agreed to pay the agent(s) for the Offering a cash fee equal to 7% of the gross proceeds of the Offering and special broker warrants (the “Special Broker Warrants”), exercisable for no additional consideration into broker warrants (the “Broker Warrants”), entitling the agents to purchase upon exercise and subject to shareholder approval that number of Common Shares equal to 7% of the aggregate number of Special Warrants sold pursuant to the Offering (up to 807,058 Common Shares). Each Broker Warrant shall entitle the agent(s) to purchase one Common Share at an exercise price of US$0.85 per share and shall expire 24 months from the closing date of the Offering. No other fee or commission is payable by the Company in connection with the completion of the Offering, however, the Company has agreed to reimburse the agent(s) for expenses incurred in connection with the Offering.

In connection with the Offering, the Company has agreed to enter into a registration rights agreement with the holders and agent(s) as of the closing date of the Offering pursuant to which the Company will agree to prepare and file with the SEC a registration statement to register the resale of Common Shares and the Common Shares issuable upon exercise of the Warrants by the purchasers in the Offering as well as the Common Shares issuable upon exercise of the Broker Warrants.

In the event the registration statement registering the resale of the Common Shares issued in connection with the Offering does not become effective on or before four months from the closing date of the Offering or, subject to certain exceptions, ceases to be effective and available for use any time it is required to be effective and available for use or, if, at a time the registration statement is not available for use, Rule 144 is not available for use for a period of five consecutive business days by holders of such securities because of certain breaches by the Company, then the Company will, subject to shareholder approval, issue to each purchaser of Special Warrants that holds Common Shares or Warrants issued pursuant to the Special Warrants or Common Shares issued pursuant to the Warrants a number of Units (the "Additional Units") equal to 10% of the number of Special Warrants purchased by purchasers in the Offering (up to 1,152,941 Additional Units) and shall issue, subject to shareholder approval, to the agent(s) a number of Broker Warrants equal to 10% of the Broker Warrants initially issued to the agent(s) (up to 80,705 additional Broker Warrants). In addition thereto, the Company shall, subject to shareholder approval, issue to each such purchaser Additional Units equal to 2.5% (subject to an aggregate maximum of 5.0% (up to 576,470 Additional Units)) of such number of Units for each 30 days after the four month anniversary of the closing date of the Offering (whether or not continuous) when neither the registration statement nor Rule 144 is available for resale of Common Shares issuable upon exercise of the Special Warrants or Common Shares issuable upon exercise of the Warrants. In lieu of issuing such Additional Units, the Company has the option, or if shareholder approval is not received, the obligation, to pay the cash equivalent of such Additional Units, which shall be deemed to be US$0.85 per Additional Unit.

In the event that shareholder approval is received and the maximum number of Special Broker Warrants are issued to the agent(s), and the maximum numbers of Additional Units and Broker Warrants are issued at the Company's option as a result of the resale registration statement not being or remaining effective, and all Warrants underlying the Additional Units and all Broker Warrants were exercised, a total of 4,346,585 additional Common Shares of the Company would be issued. Pursuant to the rules and policies of the Toronto Stock Exchange, upon which the Common Shares of the Company are listed, security holder approval is required if a private placement transaction could result in greater than 25% of the number of listed securities outstanding on the closing date being issuable. As in excess of 25% of the outstanding Common Shares of the Company would be issuable pursuant to the Offering if the Broker Warrants become exercisable into Common Shares following shareholder approval and/or the Company elects following shareholder approval to issue additional Units and Broker Warrants should the resale registration statement not become or remain effective, shareholder approval is being sought.

Our Board recommends a vote FOR approval of the exercise of Broker Warrants for Common Shares and the issuance of Additional Units and Broker Warrants in lieu of cash payments, if management of the Company so elects, in the event the registration statement is not effective in the circumstances described above.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed an Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C., 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C., 20549 at prescribed rates.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are based on the beliefs of our management and reflect our current expectations as contemplated under section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.  When used in this proxy statement, the words “estimate,” “project,” “believe,” “anticipate,” “intend,” “expect,” “plan,” “predict,” “may,” “should,” “will,” “can,” the negative of these words, or such other variations thereon, or comparable terminology, are all intended to identify forward-looking statements.  Such statements reflect the current views of Colombia Goldfields Ltd. with respect to future events based on currently available information and are subject to numerous assumptions, risks and uncertainties, including but not limited to, risks and uncertainties pertaining to development of mining properties, changes in economic conditions and other risks, uncertainties and factors, which may cause the actual results, performance, or achievement expressed or implied by such forward-looking statements to differ materially from the forward looking statements.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ J. Randall Martin
J. Randall Martin
Chief Executive Officer, Vice Chairman and Director

COLOMBIA GOLDFIELDS LTD.

Annual Meeting of Shareholders
July 22, 2008

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on July 22, 2008

The undersigned appoints J. Randall Martin of Colombia Goldfields Ltd. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Colombia Goldfields Ltd., to be held July 22, 2008 beginning at 10:00 am Eastern Daylight Time, at the offices of Shearman & Sterling LLP, Commerce Court West, Suite 4405, 199 Bay Street, Toronto, Ontario, Canada M5L 1E8, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated ☒

Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.

Election of Directors

Nominees - Jonathan Berg, J. Randall Martin, Thomas McGrail, David Bikerman, Terry Lyons, James Verraster and Edward Flood .

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
☐	☐	☐

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Jonathan Berg	J. Randall Martin	Thomas McGrail

David Bikerman	Terry Lyons	James Verraster

Edward Flood

2.

Confirm Appointment of PricewaterhouseCoopers LLP as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
☐	☐	☐

3.

Approval of the 2008 Stock Incentive Plan

FOR Approval	NOT FOR Approval	ABSTAIN
☐	☐	☐

4.

Approval of the exercise of Broker Warrants for Common Shares, and approval of issuance of Additional Units and Broker Warrants in lieu of cash payments, if management of the Company so elects, in the event the registration statement is not effective in the circumstances described in Proposal No. 4 in the Company’s Proxy Statement.

FOR Approval	NOT FOR Approval	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

_________________	_________________	_________________
Print Name	Signature	Date

_________________	_________________	_________________
Print Name	Signature	Date

ANNEX A

COLOMBIA GOLDFIELDS
2008 STOCK INCENTIVE PLAN

1.

Purpose of the Plan.  The purpose of the Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to Employees, Directors and Consultants, and (iii) promote the success of the Company’s business.  The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Restricted Stock Units, Performance Units, Performance Shares, and Other Stock Based Awards.

2.

Definitions.  As used herein, the following definitions shall apply:

(a)

“Administrator” means the Board or any of its Committees that shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)

“Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the listing requirements under the Toronto Stock Exchange, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or shall be, granted under the Plan.

(c)

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock Based Awards.

(d)

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e)

“Awarded Stock” means the Common Stock subject to an Award.

(f)

“Board” means the Board of Directors of the Company.

(g)

“Change in Control” means the occurrence of any of the following events:

(i)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii)

The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)

A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)

The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(h)

“Code” means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations promulgated thereunder.  Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

(i)

“Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan

(j)

“Common Stock” means the Common Stock of the Company, or in the case of Performance Units, Restricted Stock Units, and certain Other Stock Based Awards, the cash equivalent thereof, as applicable.

(k)

“Company” means Colombia Goldfields, Ltd., a Delaware corporation, and any successor thereto.

(l)

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(m)

“Director” means a member of the Board.

(n)

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o)

“Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant.

(p)

“Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(q)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2

(r)

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced.  The terms and conditions of any Exchange Program shall be determined by the Administrator in its sole discretion.

(s)

“Fair Market Value” means, calculated as of the day immediately prior to the day of determination, the value of the Common Stock as determined by the Board in good faith and in accordance with all Applicable Laws.

(t)

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

(u)

“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v)

“Option” means an option to purchase Common Stock granted pursuant to the Plan.

(w)

“Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12.

(x)

“Outside Director” means an “outside director” within the meaning of Section 162(m) of the Code.

(y)

“Parent” means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)

“Participant” means a Service Provider who has been granted an Award under the Plan.

(aa)

“Performance Goals” means goals which have been established by the Committee in connection with an Award and are based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) implementation of a strategic plan, (ii) stock price, (iii) earnings per share, (iv) total stockholder return, (v) operating margin, (vi) stock price as a multiple of cash flow, (vii) return on equity, (viii) return on assets, (ix) return on investments, (x) operating income, (xi) net operating income, (xii) pre-tax income, (xiii) cash flow, (xiv) revenue, (xv) expenses, (xvi) earnings before interest, tax and depreciation, (xvii) economic value added, (xviii) corporate overhead costs, (xix) stockholder equity, and (xx) corporate acquisitions.

(bb)

“Performance Share” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(cc)

“Performance Unit” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

3

(dd)

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of Performance Goals or other target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee)

“Plan” means this 2008 Stock Incentive Plan adopted by the Board on May 8, 2008 and approved by the stockholders on July 22, 2008.

(ff)

“Restricted Stock” means Shares issued pursuant to a Restricted Stock Award under Section 8 or issued pursuant to the early exercise of an Option.

(gg)

“Restricted Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Sections 4 and 11 of the Plan.

(hh)

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)

“Section 16(b)” means Section 16(b) of the Exchange Act.

(jj)

“Service Provider” means an Employee, Director or Consultant.

(kk)

“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(ll)

“Stock Appreciation Right” or “SAR” means an Award that pursuant to Section 9 of the Plan is designated as a SAR.

(mm)

“Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(nn)

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as defined in Section 424 of the Code.

4

3.

Stock Subject to the Plan.

(a)

Stock Subject to the Plan.  Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan is ten percent (10%) of the outstanding Shares, nine million two hundred thousand (9,200,000) of which shall be subject to Incentive Stock Option treatment, less the number of Shares that remain available for issuance under the Amended 2006 Stock Incentive Plan.  The Shares may be authorized, but unissued, or reacquired Common Stock.  Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.  Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment.  If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.

(b)

Lapsed Awards.  If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(c)

Share Reserve.  The Company, during the term of the Plan, shall at all time reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

4.

Administration of the Plan.

(a)

Procedure.

(i)

Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)

Section 162(m).  To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Outside Directors.

(iii)

Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, or any successor thereto, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)

Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

5

(v)

Delegation of Authority for Day-to-Day Administration.  Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan.  Such delegation may be revoked at any time.

(b)

Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion to:

(i)

determine the Fair Market Value;

(ii)

select the Service Providers to whom Awards may be granted hereunder;

(iii)

determine the number of Shares to be covered by each Award granted hereunder;

(iv)

approve forms of Award Agreements for use under the Plan;

(v)

determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals or other performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)

reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii)

institute an Exchange Program;

(viii)

construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix)

prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

(x)

modify or amend the terms of any outstanding Award, including the discretionary authority to extend the post-termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant’s rights under an outstanding Award shall not be made without the Participant’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Nonstatutory Stock Option shall not be treated as adversely affecting the rights of the Participant;

6

(xi)

allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld.  The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)

authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator,

(xiii)

allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xiv)

determine whether Awards shall be settled in Shares, cash or in any combination thereof;

(xv)

determine whether Awards shall be adjusted for Dividend Equivalents;

(xvi)

create Other Stock Based Awards for issuance under the Plan;

(xvii)

establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xviii)

impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xix)

establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals or other performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award; and

(xx)

make all other determinations deemed necessary or advisable for administering the Plan.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board.

(c)

Effect of Administrator’s Decision.  The Administrator’s decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest in the Plan.

7

5.

Eligibility.  Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock Units and Other Stock Based Awards may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.

Limitations.

(a)

$100,000 Limitation for Incentive Stock Options.  Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

7.

Stock Options.

(a)

Term of Option.  The term of each Option shall be stated in the Award Agreement.  In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.  Moreover, in the case of an Incentive Stock Option granted to an Employee who at the time the Incentive Stock Option is granted is a Ten Percent Stockholder, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b)

Option Exercise Price and Consideration.

(i)

Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be no less than 100% of the Fair Market Value per Share on the date of grant.  However, in the case of an Incentive Stock Option granted to an Employee who at the time the Incentive Stock Option is granted is a Ten Percent Stockholder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)

Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.  The Administrator, in its sole discretion, may accelerate the satisfaction of such conditions at any time.

(c)

Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant.  Such consideration, to the extent permitted by Applicable Laws, may consist entirely of cash or such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

8

(d)

Exercise of Option.

(i)

Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement.  Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)

Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for thirty (30) days following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If after termination the Participant does not exercise his or her Option as to all of the vested Shares within the time specified by the Administrator, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

(iii)

Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If after termination the Participant does not exercise his or her Option as to all of the vested Shares within the time specified by the Administrator, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

9

(iv)

Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the persons) to whom the Option is transferred pursuant to the Participant’s shall or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s death.  Unless otherwise provided by the Administrator, if at the time of death the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not exercised as to all of the vested Shares within the time specified by the Administrator, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

8.

Restricted Stock.

(a)

Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.

(b)

Restricted Stock Agreement.  Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.  Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)

Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Award made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction.  The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed.

(d)

Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(e)

Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

10

(f)

Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

9.

Stock Appreciation Rights.

(a)

Grant of SARs.  Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion.

(b)

Number of Shares.  The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(c)

Exercise Price, Exercisability and Other Terms.  The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan, including the discretion to accelerate exercisability at any time.

(d)

SAR Agreement.  Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e)

Expiration of SARs.  An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.  Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) also shall apply to SARs.

(f)

Payment of SAR Amount.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)

The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)

The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon the exercise of an SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

10.

Performance Units and Performance Shares.

(a)

Grant of Performance Units/Shares.  Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator, in its sole discretion.  The Administrator shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

11

(b)

Value of Performance Units/Shares.  Each Performance Unit shall have an initial value that is established by the Administrator on or before the date of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)

Performance Objectives and Other Terms.  The Administrator shall set Performance Goals or other performance objectives in its discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units/Shares that shall be paid out to the Participant.  The time period during which the Performance Goals or performance objectives must be met shall be called the “Performance Period.”  Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.  The Administrator may set Performance Goals or performance objectives based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)

Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or performance objectives have been achieved.  After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

(e)

Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares shall be made after the expiration of the applicable Performance Period at the time determined by the Administrator.  The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination of cash and Shares.

(f)

Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

11.

Restricted Stock Units.  Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator

12.

Other Stock Based Awards.  Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan.  The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

12

13.

Leaves of Absence.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, at the end of three (3) months following such expiration of leave of absence any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

14.

Non-Transferability of Awards.  An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

15.

Adjustments; Dissolution or Liquidation; Change in Control.

(a)

Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits in Sections 3 and 6(b).  Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)

Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised or vested, an Award shall terminate immediately prior to the consummation of such proposed action.

13

(c)

Change in Control.  Except as otherwise provided in an individual Award Agreement, in the event of a Change in Control and irrespective of whether the Award is assumed or replaced, each outstanding Award under the Plan shall become fully vested and exercisable immediately prior to the specified effective date of the Change in Control, provided that the Participant’s status as a Service Provider has not terminated prior to such date.

16.

Date of Grant.  The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

17.

Stockholder Approval and Term of Plan.  The Plan shall become effective upon its adoption by the Board and shall continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

18.

Amendment and Termination of the Plan.

(a)

Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan or any portion thereof in any respect without the approval by the stockholders, provided however, that the stockholders must approve any amendment which increases the fixed maximum percentage of shares of Common Stock issuable under this Plan, reduces the exercise price of an Award held by a Director, officer or Ten Percent Stockholder or extends the term of an Award held by a Director, officer or Ten Percent Stockholder.  Notwithstanding the foregoing, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to comply with Applicable Laws or any applicable Toronto Stock Exchange or other applicable securities exchange listing requirements.

(b)

Effect of Amendment or Termination.  No amendment, alteration, suspension, or termination of the Plan shall materially or adversely impair the rights of any Participant, unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.  Notwithstanding the foregoing, an amendment to an outstanding Award to comply with the provisions of Section 409A of the Code shall not be deemed to materially or adversely impair the rights of any Participant.

19.

Conditions Upon Issuance of Shares.

(a)

Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

14

(b)

Investment Representations.  As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c)

Taxes.  No Shares shall be delivered under the Plan to any Participant or other person until such Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., U.S.-federal, U.S.-state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares.  Upon exercise or vesting of an Award the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

20.

Severability.  Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

21.

Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.

No Rights to Awards.  No eligible Service Provider or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator shall be obligated to treat Participants or any other person uniformly.

23.

No Stockholder Rights.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of such Shares.

24.

Fractional Shares.  No fractional Shares shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.

25.

Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Delaware.

26.

No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Participant any right with respect to the Participant’s right as a Service Provider, nor shall it interfere in any way with his or her right or the right of the Company or a Parent or Subsidiary to terminate the Participant’s service at any time, with or without cause, and with or without notice.  The ability of the Company or any Parent or Subsidiary to terminate the employment of a Participant is in no way affected by its determination that the Participant’s status as a Service Provider has been terminated for cause for the purposes of this Plan.

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27.

Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended.  Neither the Company nor any Parent or Subsidiary shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Parent or Subsidiary and Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or Parent or Subsidiary.  The Participants shall have no claim against the Company or any Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the company with respect to the Plan.

28.

Section 409A.  Notwithstanding anything in the Plan to the contrary, it is the Company's intent that all Awards granted under this Plan shall comply with Section 409A of the Code, and each Award shall be interpreted in a manner consistent with that intention.

*     *     *     *     *

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